SUPPLEMENT DATED SEPTEMBER 30, 2010

TO PROSPECTUS DATED DECEMBER 31, 2003
FOR KEYLIFE

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
KEYPORT VARIABLE ACCOUNT I

The Board of Trustees of the Columbia Funds Variable Insurance Trust (the “Trust”) approved a proposal to merger the following Columbia Funds Variable Insurance Trust fund (an “Acquired Fund”) with and into the corresponding acquiring fund (an “Acquiring Fund”) listed in the table below:

Acquired Fund		Acquiring Fund
Columbia Large Cap Growth Fund, Variable Series	to merge into	Seligman Variable Portfolio – Growth Fund

The merger identified in the table above is subject to certain conditions, including final approval by the Board of the Acquired Fund and the Acquiring Fund of the definitive terms of each proposed merger and approval by shareholders of the Acquired Fund. It is currently anticipated that proxy materials regarding the merger will be distributed to shareholders later this year or in early 2011, and that meetings of shareholders to consider the merger will be held in the first half of 2011.

If shareholders approve the proposal relating to the merger of the fund of the Trust, shortly after shareholder approval, all of the assets of the Acquired Fund will be transferred to the corresponding Acquiring Fund and shareholders of the Acquired Fund will receive shares of the Acquiring Fund in exchange for their shares.

Please retain this supplement with your prospectus for future reference.

KeyLife 9/2010